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                                                                    EXHIBIT 23.1


                         INDEPENDENT AUDITORS' CONSENT


          We consent to the incorporation by reference in this Amendment No. 1 to Registration Statement No. 333-86925 on Form S-3 of our report dated October 22, 1999 appearing in the Annual Report on Form 10-K of E*TRADE Group, Inc. for the year ended September 30, 1999 and to the reference to us under the heading "Experts" in the Prospectus which is part of this Registration Statement.



DELOITTE & TOUCHE LLP

San Jose, California
October 27, 1999